                                                                    EXHIBIT 10.4


[LOGO] LEASE MANAGEMENT SERVICES, INC.


                          EQUIPMENT FINANCING AGREEMENT
                                 (Number 10801)

THIS EQUIPMENT FINANCING AGREEMENT NUMBER 10801 ("Agreement") is dated as of the date set forth at the foot hereof and is between LEASE MANAGEMENT SERVICES, INC. ("Secured Part") and VIROLOGIC, INC., ("Debtor").

1. EQUIPMENT; SECURITY INTEREST. The terms and conditions of this Agreement cover each item of machinery, equipment and other property (individually an "Item" or "Item of Equipment" and collectively the "Equipment") described in a schedule now or hereafter executed by the parties hereto and made a part hereof (individually a "Schedule" and collectively the "Schedules"). Debtor hereby grants Secured Party a security interest in and to all Debtor's right, title and interest in and to the Equipment under the Uniform Commercial Code, such grant with respect to an Item of Equipment to be as of Debtor's execution of a related Equipment Financing Commitment referencing this Agreement or, if Debtor then has no interest in such Item, as of such subsequent time as Debtor acquires an interest in the Item. Such security interest is granted by Debtor to secure performance by Debtor of Debtor's obligations to Secured Party hereunder and under any other agreements under which Debtor has or may hereafter have obligations to Secured Party. Debtor will ensure that such security interest will be and remain a sole and valid first lien security interest subject only to the lien of current taxes and assessment not in default but only if such taxes are entitled to priority as a matter of law.

2. DEBTOR'S OBLIGATIONS. The obligations of Debtor under this Agreement respecting an Item of Equipment, except the obligation to pay installment payments with respect thereto which will commence as set forth in Paragraph 3 below, commence upon the grant to Secured Party of a security interest in the Item. Debtor's obligations hereunder with respect to an Item of Equipment and Secured Party's security interest therein will continue until payment of all amounts due, and performance of all terms and conditions required hereunder provided, however, that if this Agreement is in default said obligations and security interest will continue during the continuance of said default. Upon termination of Secured Party's security interest in an Item of Equipment, Secured Party will execute such release of interest with respect thereto as Debtor reasonably requests.

3. INSTALLMENT PAYMENTS AND OTHER PAYMENTS. Debtor will repay advances Secured Party makes on account of the Equipment in installment payments in the amounts and at the times set forth in the Schedules, whether or not Secured Party has rendered an invoice therefor, at the office of Secured Party set forth at the foot hereof, or to such person and/or at such other place as Secured Party may from time to time designate by notice to Debtor. Any other amounts required to be paid Secured Party by Debtor hereunder are due upon Debtor's receipt of Secured Party's invoice therefor and will be payable as directed in the invoice. Payments under this Agreement may be applied to Debtor's then accrued obligations to Secured Party in such order as Secured Party may choose.

4. NET AGREEMENT; NO OFFSET, SURVIVAL. This Agreement is a net agreement, and Debtor will not be entitled to any abatement of installation payments or other payments due hereunder or any reduction thereof under any circumstance or for any reason whatsoever. Debtor hereby waives any and all existing and future claims, as offsets, against any installment payments or other payments due hereunder and agrees to pay the installment payments and other amounts due hereunder as and when due regardless of any offset or claim which may be asserted by Debtor or on its behalf. The obligations and liabilities of Debtor hereunder will survive the termination of the Agreement.

5. FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. DEBTOR ACKNOWLEDGES THAT THE EQUIPMENT HAS OR WILL HAVE BEEN SELECTED AND ACQUIRED SOLELY BY DEBTOR FOR DEBTOR'S PURPOSES, THAT SECURED PARTY IS NOT AND WILL NOT BE THE VENDOR OF ANY

VIROLOGIC, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10801
PAGE 2 OF 8

EQUIPMENT AND THAT SECURED PARTY HAS NOT MADE AND WILL NOT MAKE ANY AGREEMENT, REPRESENTATION OR WARRANTY WITH RESPECT TO THE MERCHANTABILITY, CONDITION, QUALIFICATION OR FITNESS FOR A PARTICULAR PURPOSE OR VALUE OF THE EQUIPMENT OR ANY OTHER MATTER WITH RESPECT THERETO IN ANY RESPECT WHATSOEVER.

6.   NO AGENCY. DEBTOR ACKNOWLEDGES THAT NO AGENT OF THE MANUFACTURER OR
OTHER SUPPLIER OF AN ITEM OF EQUIPMENT OR OF ANY FINANCIAL INTERMEDIARY IN CONNECTION WITH THIS AGREEMENT IS AN AGENT OF SECURED PARTY. SECURED PARTY IS NOT BOUND BY A REPRESENTATION OF ANY SUCH PARTY AND, AS CONTEMPLATED IN PARAGRAPH 27 BELOW, THE ENTIRE AGREEMENT OF SECURED PARTY AND DEBTOR CONCERNING THE FINANCING OF THE EQUIPMENT IS CONTAINED IN THIS AGREEMENT AS IT MAY BE AMENDED ONLY AS PROVIDED IN THAT PARAGRAPH.

7. ACCEPTANCE. Execution by Debtor and Secured Party of a Schedule covering the Equipment or any Items thereof will conclusively establish that such Equipment has been included under and will be subject to all the terms and conditions of this Agreement. If Debtor has not furnished Secured Party with an executed Schedule by the earlier of fourteen (14) days after receipt thereof or expiration of the commitment period set forth in the applicable Equipment Financing Agreement, Secured Party may terminate its obligation to advance funds as to the applicable Equipment.

8. LOCATION; INSPECTION; USE. Debtor will keep, or in the case of motor vehicles, permanently garage and not remove from the United States, as appropriate, each Item of Equipment in Debtor's possession and control at the Equipment Location designated in the applicable Schedule, or at such other location to which such Item may have been moved with the prior written consent of Secured Party. Whenever requested by Secured Party, Debtor will advise Secured Party as to the exact location of an Item of Equipment. Secured Party will have the right to inspect the Equipment and observe its use during normal business hours, subject to Debtor's security procedures and to enter into and upon the premises where the Equipment may be located for such purpose. The Equipment will at all times be used solely for commercial or business purposes and operated in a careful and proper manner and in compliance with all applicable laws, ordinances, rules and regulations, all conditions and requirements of the policy or policies of insurance required to be carried by Debtor under the terms of this Agreement and all manufacturer's instructions and warrant requirements. Any modifications or additions to the Equipment required by any such governmental edict or insurance policy will be promptly made by Debtor.

9. ALTERATIONS; SECURITY INTEREST COVERAGE. Without the prior written consent of Secured Party, Debtor will not make any alterations, additions or improvements to any Item of Equipment which detract from its economic value or functional utility, except as may be required pursuant to Paragraph 8 above. Secured Party's security interest in the Equipment will include all modifications and additions thereto and replacements and substitutions therefor, in whole or in part. Such reference to replacements and substitutions will not grant Debtor greater rights to replace or substitute than are provided in Paragraph 11 below or as may be allowed upon prior written consent of Secured Party.

10. MAINTENANCE: Debtor will maintain the Equipment in good repair, condition and working order. Debtor will also cause each Item of Equipment for which a service contract is generally available to be covered by such a contract which provides coverage typical to property of the type involved and is issued by a competent servicing entity.

11. LOSS AND DAMAGE; CASUALTY VALUE. In the event of the loss of, theft of, requisition of, damage to or destruction of an Item of Equipment ("Casualty Occurrence"), Debtor will give Secured Party prompt notice thereof and will thereafter place such Item in good repair,

VIROLOGIC, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10801
PAGE 3 OF 8


condition and working order, provided, however, that if such Item is determined by Secured Party to be lost, stolen, destroyed or damaged beyond repair, is requisitioned or suffers a constructive total loss as defined in any applicable insurance policy carried by Debtor in accordance with Paragraph 14 below, Debtor, at Secured Party's option, will (a) replace such Item with like Equipment in good repair, condition and working order whereupon such replacement equipment will be deemed such Item for all purposes hereof or (b) pay Secured Party the "Casualty Value" of such Item which will equal the total of (i) all installment payments and other amounts due from Debtor to Secured Party at the time of such payment and (ii) future installment payments due with respect to such Item with each such payment including any final uneven payment discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco from the date due to the date of such payment.

Upon such replacement or payment, as appropriate, this Agreement and Secured Party's security interest will terminate with, and only with, respect to the Item of Equipment so replaced or as to which such payment is made in accordance with Paragraph 2 above.

12. TITLING; REGISTRATION. Each item of Equipment subject to title registration laws will at all times be titled and/or registered by Debtor as Secured Party's agent and attorney-in-fact with full power and authority to register (but without power to affect title to) the Equipment in such manner and in such jurisdiction or jurisdictions as Secured Party directs. Debtor will promptly notify Secured Party of any necessary or advisable retitling and/or reregistration of an Item of Equipment in a jurisdiction other than the one in which such Item is then titled and/or registered. Any and all documents of title will be furnished or caused to be furnished Secured Party by Debtor within sixty (60) days of the date any titling or registering or restating or reregistering, as appropriate, is directed by Secured Party.

13. TAXES. Debtor will make all filings as to and pay when due all personal property and other ad valorem taxes and all other taxes, fees, charges and assessments based on the ownership or use of the Equipment and will pay as directed by Secured Party or reimburse Secured Party for all other taxes, including, but not limited to, gross receipt taxes (exclusive of federal and state taxes based on Secured Party's net income, unless such net income taxes are in substitution for or relieve Debtor from any taxes which Debtor would otherwise be obligated to pay under the terms of this Paragraph 13), fees, charges and assessments whatsoever, however designated, whether based on the installment payments or other amounts due hereunder, levied, assessed or imposed upon the Equipment or otherwise related hereto or to the Equipment, now or hereafter levied, assessed or imposed under the authority of a federal, state, or local taxing jurisdiction, regardless of when and by whom payable. Filings with respect to such other amounts will, at Secured Party's option, be made by Secured Party or by Debtor as directed by Secured Party.

14. INSURANCE. Debtor will procure and continuously maintain all risk insurance against loss or damage to the Equipment from any cause whatsoever for not less than the full replacement value thereof naming Secured Party as Loss Payee. Such insurance must be in a form and with companies approved by Secured Party, must provide at least thirty (30) days advance written notice to Secured Party of cancellation, change or modification in any term, condition, or amount of protection provided therein, must provide full breach of warranty protection and must provide that the coverage is "primary coverage" (does not require contribution from any other applicable coverage). Debtor will provide Secured Party with an original policy or certificate evidencing such insurance. In the event of an assignment of this Agreement of which Debtor has notice, Debtor will cause such insurance to provide the same protection to the assignee as its interests may appear. The proceeds of such insurance, at the option of the Secured Party or such assignee, as appropriate, will be applied toward (a) repair or replacement of the appropriate Item or Items of Equipment, (b) payment of the Casualty Value thereof and/or (c) payment of, or as provision for, satisfaction of any other accrued obligations of Debtor hereunder. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact with full power and authority to do all things, including, but not limited to, making claims, receiving payments and endorsing documents, checks or drafts, necessary to secure payments due under any policy contemplated hereby on account of a Casualty

VIROLOGIC, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10801
PAGE 4 OF 8

Occurrence. Debtor and Secured Party contemplate that the jurisdictions where the Equipment will be located will not impose any liability upon Secured Party for personal injury and/or property damage resulting out of the possession, use, operation or condition of the Equipment. In the event Secured Party determines that such is not or may not be the case with respect to a given jurisdiction, Debtor will provide Secured Party with public liability and property damage coverage applicable to the Equipment in such amounts and in such form as Secured Party requires.

15. SECURED PARTY'S PAYMENT. If Debtor fails to pay any amounts due hereunder or to perform any of its other obligations under this Agreement, Secured Party may, at its option, but without any obligation to do so, pay such amounts or perform such obligations, and Debtor will reimburse Secured Party the amount of such payment or cost of such performance, plus interest at 1.5% per month.

16. INDEMNITY. Debtor does hereby assume liability for and does agree to indemnify, defend, protect, save and keep harmless Secured Party from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Secured Party (whether or not also indemnified against by any other person) in any way relating to or arising out of this Agreement or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Secured Party or Debtor, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Secured Party or Debtor, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Debtor remains obligated under this Agreement, and any claim for patent, trademark or copyright infringement. Debtor agrees to give Secured Party and Secured Party agrees to give Debtor notice of any claim or liability hereby indemnified against promptly following learning thereof.

17. DEFAULT. Any of the following will constitute an event of default hereunder: (a) Debtor's failure to pay when due any installment payment or other amount due hereunder, which failure continues for ten (10) days after the due date thereof; (b) Debtor's default in performing any other obligation, term or condition of this Agreement or any other agreement between Debtor and Secured Party or default under any further agreement providing security for the performance by Debtor of its obligations hereunder provided such default has continued for more than twenty (20) days, except as provided in (c) and (d) hereinbelow, or, without limiting the generality of subparagraph (1) hereinbelow, default under any lease or any mortgage or other instrument contemplating the provision of financial accommodation applicable to the real property where an Item of Equipment is located; (c) any writ or order of attachment or execution or other legal process being levied on or charged against any Item of Equipment and not being released or satisfied within ten
(10) days; (d) Debtor's failure to comply with its obligations under Paragraph 14 above or any transfer by Debtor in violation of Paragraph 21 below; (e) a non-appealable judgment for the payment of money in excess of $100,000 being rendered by a court of record against Debtor which Debtor does not discharge or make provision for discharge in accordance with the terms thereof within ninety
(90) days from the date of entry thereof; (f) death or judicial declaration of incompetency of Debtor, if an individual; (g) the filing by Debtor of a petition under the Bankruptcy Code or any amendment thereto or under any other insolvency law or law providing for the relief of debtors, including, without limitation, a petition for reorganization, arrangement or extension, or the commission by Debtor of an act of bankruptcy; (h) the filing against Debtor of any such petition not dismissed or permanently stayed within thirty (30) days of the filing thereof; (i) the voluntary or involuntary making of an assignment of substantial portion of its assets by Debtor for the benefit of creditors, appointment of a receiver or trustee for Debtor or for any of Debtor's assets, institution by or against Debtor or any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Debtor, Debtor's cessation of business activities or the making by Debtor of a transfer of all or a material portion of Debtor's assets or inventory not in the ordinary course of business; (j) the occurrence of any event described in parts (e), (f), (g), (h) or (i) hereinabove with respect to any guarantor or
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VIROLOGIC, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10801
PAGE 5 OF 8



other party liable for payment or performance of this Agreement; (k) any certificate, statement, representation, warranty or audit heretofore or hereafter furnished with respect hereto by or on behalf of Debtor or any guarantor or other party liable for payment or performance of this Agreement proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or having omitted any substantial contingent or unliquidated liability or claim against Debtor or any such guarantor or other party; (l) breach by Debtor of any lease or other agreement providing financial accommodation under which Debtor or its property is bound; or (m) a transfer of effective control of Debtor, if an organization.

18. REMEDIES. Up the occurrence of an event of default, Secured Party will have the rights, options, duties and remedies of a Secured Party, and Debtor will have the rights and duties of a debtor, under the Uniform Commercial Code (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and, without limiting the foregoing, Secured Party may exercise one or more of the following remedies: (a) declare the Casualty Value or such lesser amount as may be set by law immediately due and payable with respect to any or all Items of Equipment without notice or demand to Debtor; (b) sue from time to time for and recover all installment payments and other payments then accrued and which accrue during the pendency of such action with respect to any or all Items of Equipment; (c) take possession of and, if deemed appropriate, render unusable any or all Items of Equipment, without demand or notice, wherever same may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession and remove, keep and store the same or use and operate or lease the same until sold; (d) require Debtor to assemble any or all Items of Equipment at the Equipment Location therefor, or at such location to which such Equipment may have been moved with the written consent of Secured Party or such other location in reasonable proximity to either of the foregoing as Secured Party designates; (e) upon ten
(10) days notice to Debtor or such other notice as may be required by law, sell or otherwise dispose of any Item of Equipment, whether or not in Secured Party's possession, in a commercially reasonable manner at public or private sale at any place deemed appropriate and apply the new proceeds of such sale, after deducting all costs of such sale, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and brokers' fees, to the obligations of Debtor to Secured Party hereunder or otherwise, with Debtor remaining liable for any deficiency and with any excess being returned to Debtor; (f) upon thirty (30) days notice to Debtor, retain any repossessed or assembled Items of Equipment as Secured Party's own property in full satisfaction of Debtor's liability for the installment payments due hereunder with respect thereto, provided that Debtor will have the right to redeem such Items by payment in full of its obligations to Secured Party hereunder or otherwise or to require Secured Party to sell or otherwise dispose of such Items in the manner set forth in subparagraph (e) hereinabove upon notice to Secured Party within such thirty (30) day period; or (g) utilize any other remedy available to Secured Party under the Uniform Commercial Code or similar provision of law or otherwise at law or in equity.

No right or remedy conferred herein is exclusive of any other right or remedy conferred herein or by law; but all such remedies are cumulative of every other right or remedy conferred hereunder or at law or in equity, by statute or otherwise, and may be exercised concurrently or separately from time to time. Any sale contemplated by subparagraph (e) of this Paragraph 18 may be adjourned from time to time by announcement at the time and place appointed for such sale, or for any such adjourned sale, without further published notice, Secured Party may bid and become the purchaser at any such sale. Any sale of an Item of Equipment, whether under said subparagraph or by virtue of judicial proceedings, will operate to divest all right, title, interest, claim and demand whatsoever; either at law or in equity, of Debtor in and to said item and will be a perpetual bar to any claim against such Item, both at law and in equity, against Debtor and all persons claiming by, through or under Debtor.

19. DISCONTINUANCE OF REMEDIES. If Secured Party proceeds to enforce any right under this Agreement and such proceedings are discontinued or abandoned for any reason or are

VIROLOGIC, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10801
PAGE 6 OF 8

determined adversely, then and in every such case Debtor and Secured Party will be restored to their former positions and rights hereunder.

20. SECURED PARTY'S EXPENSES. Debtor will pay Secured Party all costs and expenses, including attorneys fees and court costs and sales costs not offset against sales proceeds under Paragraph 18 above, incurred by Secured Party in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions or provisions hereof. This obligation includes the payment or reimbursement of all such amounts whether an action is ultimately filed and whether an action is ultimately dismissed.

21. ASSIGNMENT. Without the prior written consent of Secured Party, Debtor will not sell, lease, pledge or hypothecate, except as provided in this Agreement, any Item of Equipment or any interest therein or assign, transfer, pledge, or hypothecate this Agreement or any interest in this Agreement or permit the Equipment or be subject to any lien, charge or encumbrance of any nature except the security interest of Secured Party contemplated hereby. Debtor's interest herein is not assignable and will not be assigned or transferred by operation of law. Consent to any of the foregoing prohibited acts applies only in the given instance and is not a consent to any subsequent like act by Debtor or any other person.

All rights of Secured Party hereunder may be assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to Debtor but always, however, subject to the rights of Debtor under this Agreement. If Debtor is given notice of any such assignment, Debtor will acknowledge receipt thereof in writing. In the event Secured Party assigns this Agreement or the installment payments due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by Secured Party hereunder or pursuant to any other agreement between Secured Party and Debtor, should there be one, will excuse performance by Debtor of any provision hereof, it being understood that in the event of such default or breach by Secured Party that Debtor will pursue any rights on account thereof solely against Secured Party. No such assignee, unless such assignee agrees in writing, will be obligated to perform any duty, covenant or condition required to be performed by Secured Party in connection with this Agreement.

Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the heirs, legatees, personal representative, successors and assigns of the parties hereto.

22. MARKINGS; PERSONAL PROPERTY. If Secured Party supplies Debtor with labels, plates, decals or other markings stating that Secured Party has an interest in the Equipment, Debtor will affix and keep the same prominently displayed on the Equipment or will otherwise mark the Equipment or its then location or locations, as appropriate, at Secured Party's request to indicate Secured Party's security interest in the Equipment. The Equipment is, and at all times will remain, personal property notwithstanding that the Equipment or any Item thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form satisfactory to Secured Party from all persons claiming any interest in the real property on which an Item of Equipment is or is to be installed or located.

23. LATE CHARGES. Time is of the essence in this Agreement and if any Installment Payment is not paid within ten (10) days after the due date thereof, Secured Party shall have the right to add and collect, and Debtor agrees to pay: (a) a late charge on and in addition to, such Installment Payment equal to five percent (5%) of such Installment Payment or a lesser amount if established by any state or federal statute applicable thereto, and
(b) interest on such Installment Payment from thirty (30) days after the due date until paid at the highest contract rate enforceable against Debtor under applicable law but never to exceed eighteen percent (18%) per annum.

VIROLOGIC, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10801
PAGE 7 OF 8


24.  NON-WAIVER.    No covenant or condition of this Agreement can be waived
except by the written consent of Secured Party. Forbearance or indulgence by Secured Party in regard to any breach hereunder will not constitute a waiver of the related covenant or condition to be performed by Debtor.

25.  ADDITIONAL DOCUMENTS.    In connection with and in order to perfect and
evidence the security interest in the Equipment granted Secured Party hereunder Debtor will execute and deliver to Secured Party such financing statements and similar documents as Secured Party requests. Debtor authorizes Secured Party where permitted by law to make filings of such financing statements without Debtor's signature. Debtor further will furnish Secured Party (a) on a timely basis, Debtor's future financial statements, including Debtor's most recent annual report, balance sheet and income statement, prepared in accordance with generally accepted accounting principles, which reports, Debtor warrants, shall fully and fairly represent the true financial condition of Debtor (b) any other information normally provided by Debtor to the public and (c) such other financial data or information relative to this Agreement and the Equipment, including, without limitation, copies of vendor proposals and purchase orders and agreements, listings of serial numbers or other identification data and confirmations of such information, as Secured Party may from time to time reasonably request. Debtor will procure and/or execute, have executed, acknowledge, have acknowledged, deliver to Secured Party, record and file such other documents and showings as Secured Party deems necessary or desirable to protect its interest in and rights under this Agreement and interest in the Equipment. Debtor will pay as directed by Secured Party or reimburse Secured Party for all filing, search, title report, legal and other fees incurred by Secured Party in connection with any documents to be provided by Debtor pursuant to this Paragraph or Paragraph 22 and any further similar documents Secured Party may procure.

26.  DEBTOR'S WARRANTIES.     Debtor certifies and warrants that the financial
data and other information which Debtor has submitted, or will submit, to Secured Party in connection with this Agreement is, or will be at time of delivery, as appropriate, a true and complete statement of the matters therein contained. Debtor further certifies and warrants: (a) this Agreement has been duly authorized by Debtor and when executed and delivered by the person signing on behalf of Debtor below will constitute the legal, valid and binding obligation, contract and agreement of Debtor enforceable against Debtor in accordance with its respective terms; (b) this Agreement and each and every showing provided by or on behalf of Debtor in connection herewith may be relied upon by Secured Party in accordance with the terms thereof notwithstanding the failure of Debtor or other applicable party to ensure proper attestation thereto, whether by absence of a seal or acknowledgment or otherwise; (c) Debtor has the right, power and authority to grant a security interest in the Equipment to Secured Party for the uses and purposes herein set forth and (d) each Item of Equipment will at the time such Item becomes subject hereto, be in good repair, condition and working order.

27.  ENTIRE AGREEMENT.   This instrument with exhibits and related
documentation constitutes the entire agreement between Secured Party and Debtor and will not be amended, altered or changed except by a written agreement signed by the parties.

28. NOTICES. Notices under this Agreement must be in writing and must be mailed by United States mail, certified mail with return receipt requested, duly addressed, with postage prepaid, to the party involved at its respective address set forth at the foot hereof or at such other address as each party may provide on notice to the other from time to time. Notices will be effective when deposited. Each party will promptly notify the other of any change in that party's address.

29. GENDER, NUMBER: JOINT AND SEVERAL LIABILITY. Whenever the context of this Agreement requires, the neuter gender includes the feminine or masculine and the singular number includes the plural; and whenever the words "Secured Party" are used herein, they include all assignees of Secured Party, it being understood that specific reference to "assignee" in

VIROLOGIC, INC.
EQUIPMENT FINANCING AGREEMENT NOVEMBER 10801
PAGE 8 OF 8

paragraph 14 above is for further emphasis. If there is more than one Debtor named in this Agreement, the liability of each will be joint and several.

30. TITLES. The titles to the Paragraphs of this Agreement are solely for the convenience of the parties and are not an aid in the interpretation of the instrument.

31. GOVERNING LAW; VENUE. This Agreement will be governed by and construed in accordance with the laws of the State of California. Venue for any action related to the Agreement will be in an appropriate court in San Mateo County, California, to which Debtor consents, or in another court selected by Secured Party which has jurisdiction over the parties. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Agreement, which will remain in full force and effect.

32. TIME. Time is of the essence of this Agreement and for each and all of its provisions.

In WITNESS WHEREOF, the undersigned have executed this Agreement as of October 16, 1996.

DEBTOR:
VIROLOGIC, INC.
270 East Grand Avenue
South San Francisco, CA 94080


By:   /s/ MARTIN H. GOLDSTEIN
  ---------------------------------

Title:     President & CFO
      -----------------------------


SECURED PARTY:
LEASE MANAGEMENT SERVICES, INC.
2500 Sand Hill Road, Suite 101
Menlo Park, CA 94025

By:   /s/ [SIGNATURE ILLEGIBLE]
  ---------------------------------

Title:     EVP/General Manager
      -----------------------------

                     LOGO] LEASE MANAGEMENT SERVICES, INC.

                                    ADDENDUM

                 TO EQUIPMENT FINANCING AGREEMENT NUMBER 10801

                       BETWEEN VIROLOGIC, INC. ("DEBTOR")

                                      AND

               LEASE MANAGEMENT SERVICES, INC. ("SECURED PARTY")


The printed form of Equipment Financing Agreement #10801 between the parties date October 16, 1996 is amended as follows:

FIRST: In Section 8, line 5, after "Secured Party," insert "which consent will not be unreasonably withheld".

SECOND: In Section 8, line 7, before the second occurrence of "Secured Party" insert "After providing three (3) days notice to Debtor of Secured Party's desire to inspect,".

THIRD: In Section 9, line 2, after "Secured Party", insert "which consent will not be unreasonably withheld".

FOURTH: In Section 11, line 4, before "determined" insert "reasonably" and after "Secured Party" insert "after consultation with Debtor".

FIFTH: In Section 11, line 7, after "will" insert "either".

SIXTH: In Section 14, line 4, after "companies" insert "reasonably".

SEVENTH: In Section 14, line 11, after "insurance" insert "after consultation with Debtor".

EIGHTH: In Section 14, line 23, after "Secured Party" insert "reasonably".

NINTH: In Section 17, line 7 after "days" insert "after written notice of non-performance".

TENTH: In Section 17, clause (b), after "performing" insert "(i) under sections 1,8,10,11, and 14 hereunder or (ii)" and in Line 4 after the first occurrence of the word "other" insert "material".

ELEVENTH: In Section 17, clause (l), between "accommodation" and "under" insert "in excess of $100,000.00".

TWELFTH: In Section 17, replace clause (m) with "(m) a transfer of effective control of Debtor, if an organization, except in the case of a transfer of all or substantially all of the Debtor's business as provided in Section 21 below.".

ADDENDUM TO EQUIPMENT FINANCING AGREEMENT NO. 10801
VIROLOGIC, INC.
PAGE 2 OF 2


THIRTEENTH: In Section 18, clause (c), remove "and, if deemed appropriate render unusable" and after "liability" insert the parenthetical "(except for Secured Party's gross negligence or willful misconduct)".

FOURTEENTH: In Section 20, after "all" insert "reasonable".

FIFTEENTH: In Section 21, add the following: "In the event of a proposed statutory merger of the Debtor into another corporation or a proposed sale or transfer by the Debtor of all or substantially all of its assets to a third party business entity, then, provided that (i) the Debtor is not in default under this Agreement or under any other agreement or Equipment Financing Agreement between the Debtor and the Secured Party, (ii) the Secured Party or its assignee has been given sufficient advance written notice of the proposed merger, sale, or transfer together with the necessary background as to the legal status, financial and credit worthiness of the third party to the merger sale or transfer (collectively, a "Transferee") and the Secured Party or its assignee within ten days of receipt of such written notice has approved such financial and credit worthiness of the Transferee in accordance with its then existing credit criteria, the Secured Party agrees that it will not unreasonable withhold its consent to any such transfer or assignment of this Agreement (and the transfer of the Equipment to such Transferee), however should Secured Party reasonably withhold consent then Debtor has the right to pay off the outstanding debt to Secured Party without penalty, provided, further, that (a) the said Transferee assumes all of the Debtor's obligations under this Agreement in form satisfactory to Secured Party or its assignee (without releasing the Debtor), (b) the Secured party is assured that its first perfected security interest in the Equipment will continue in full force and effect and the Transferee executes such UCC Financing Statements as may be necessary to accomplish the same and (c) the Secured Party is assured that the Equipment will be adequately covered by insurance during any move thereof.".

SIXTEENTH: In Section 25, line 4, before "request." insert "reasonably".

IN WITNESS WHEREOF the undersigned have executed this addendum the 16th day of October, 1996.

DEBTOR:                                 SECURED PARTY:
VIROLOGIC, INC.                         LEASE MANAGEMENT SERVICES, INC.

By: /s/ MARTIN H. GOLDSTEIN             By: /s/ BARBARA B. KAISER
    -----------------------------           ---------------------------------

Name:   Martin H. Goldstein             Name:   Barbara B. Kaiser
      ---------------------------             -------------------------------
            (type or print)

Title:  Pres & COO                      Title:  EVP/General Manager
       --------------------------              ------------------------------

[LEASE MANAGEMENT SERVICES, INC. LOGO]

LEASE MANAGEMENT SERVICES, INC.

                                  ADDENDUM TO
                         EQUIPMENT FINANCING AGREEMENT

                                  NUMBER 10801
                                 BY AND BETWEEN
                          VIROLOGIC, INC., AS DEBTOR,

                                      AND

               LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY


VIROLOGIC, INC., as Debtor, hereby acknowledges its responsibility to pay, and agrees to pay any taxes which may be due to the State of California or where applicable, for the collateral covered under the above referenced agreement.


DEBTOR:
VIROLOGIC, INC.

By: /s/ MARTIN H. GOLDSTEIN
    -----------------------------

Title: President & CFO
       --------------------------

Date: October 16, 1996
      ---------------------------

                                   EXHIBIT A

ALL EQUIPMENT AND OTHER PERSONAL PROPERTY (THE "EQUIPMENT"), NOW OWNED AND HEREAFTER ACQUIRED AND FINANCED UNDER EQUIPMENT FINANCING AGREEMENT NUMBER 10801 AND ALL SCHEDULES THEREUNDER, BETWEEN LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY AND VIROLOGIC, INC. AS DEBTOR, INCLUDING, BUT NOT LIMITED TO, LABORATORY EQUIPMENT, LABORATORY FURNITURE, OFFICE FURNITURE, OFFICE EQUIPMENT, COMPUTER EQUIPMENT AND TEST EQUIPMENT TOGETHER WITH ALL ACCESSORIES, PARTS, UPGRADES, RENEWALS AND REPLACEMENTS OF, AND REPAIRS, IMPROVEMENTS AND ACCESSIONS TO THE EQUIPMENT AND ANY INSURANCE PROCEEDS OR PROCEEDS OR REVENUE DERIVED FROM THE SALE OR OTHER DISPOSITION OF THE EQUIPMENT.

                                   EXHIBIT A

THIS IS A FIXTURE FILING TO BE FILED WITH THE COUNTY RECORDERS OFFICE AS A REAL ESTATE TRANSACTION:

RECORD OWNER OF PROPERTY: Land Associates
                          c/o Hillman Properties, Inc.
                          1 Harrison St, Suite 535
                          San Francisco, CA 94105

LEGAL DESCRIPTION OF PROPERTY: Parcel 015-042-22, 25,000 square feet of a building which is one building within a project of four buildings totalling 111,253

FIXTURE FILING TO COVER ALL EQUIPMENT AND OTHER PERSONAL PROPERTY (THE "EQUIPMENT"), NOW OWNED AND HEREAFTER ACQUIRED AND LEASED OR FINANCED UNDER EQUIPMENT FINANCING AGREEMENT NUMBER 10801 AND ALL SCHEDULES THEREUNDER, BETWEEN LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY AND VIROLOGIC, INC., AS DEBTOR, INCLUDING BUT NOT LIMITED TO, LABORATORY EQUIPMENT, LABORATORY FURNITURE, OFFICE FURNITURE, OFFICE EQUIPMENT, COMPUTER EQUIPMENT AND TEST EQUIPMENT, TOGETHER WITH ALL ACCESSORIES, PARTS, UPGRADES, RENEWALS AND REPLACEMENTS OF, AND REPAIRS, IMPROVEMENTS AND ACCESSIONS TO THE EQUIPMENT AND ANY INSURANCE PROCEEDS OR PROCEEDS OR REVENUE DERIVED FROM THE SALE OR OTHER DISPOSITION OF THE EQUIPMENT.

                        LEASE MANAGEMENT SERVICES, INC.


                                   EXHIBIT A


Attached to and forming a part of the following documents: Loan Schedule Number 01 of Equipment Financing Agreement Number 10801, Certificate of Acceptance and the UCC Financing Statement(s) pertaining to the referenced Loan Schedule, and any addenda thereto by and between LEASE MANAGEMENT SERVICES, INC., as Secured Party, and VIROLOGIC, INC., as Debtor. The Loan Schedule referenced above is incorporated herein by this reference. All Terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement. Debtor is hereby directed to contact the Supplier of the Equipment for a description of any rights Debtor may have under the Supply Contract covering the Equipment.


            AS MORE FULLY DESCRIBED ON THE FIVE (5) PAGE EXHIBIT A-1
                    ATTACHED HERETO AND MADE A PART HEREOF.


                      TOTAL PURCHASE PRICE     $645,107.77
                                               -----------

                        LEASE MANAGEMENT SERVICES, INC.


                                 SCHEDULE 01 TO
                   EQUIPMENT FINANCING AGREEMENT NUMBER 10801
                                    BETWEEN
                           VIROLOGIC, INC., AS DEBTOR
                                      AND
               LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY


ATTACHED TO AND MADE A PART OF EQUIPMENT FINANCING AGREEMENT NUMBER 10801, BY AND BETWEEN SECURED PARTY AND DEBTOR ("AGREEMENT") WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. SECURED PARTY AND DEBTOR HEREBY ACKNOWLEDGE THAT THE ITEMS OR EQUIPMENT DESCRIBED IN THIS SCHEDULE ARE COVERED BY THE AGREEMENT AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION THEREOF, AND, IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.


1.   EQUIPMENT DESCRIPTION:        See Attached Exhibit "A"

2.   PROCEEDS AMOUNT:              $645,107.77

3.   INSTALLMENT PAYMENTS:         Except as otherwise provided in the
                                   Agreement or in this Schedule, the
                                   undersigned Debtor promises to repay the Advance Amount, with interest as follows:


$15,870.00 per month due on the first day of each month for forty-eight (48) consecutive months, beginning on October 1, 1996, followed by a payment of $64,511.00 on October 1, 2000.

4.   EQUIPMENT LOCATION:           270 East Grand Avenue
                                   S. San Francisco, CA 94080

5.   OTHER PROVISIONS:             N/A


Dated:  10/10/96
      ------------------

DEBTOR:                                 SECURED PARTY:
VIROLOGIC, INC.                         LEASE MANAGEMENT SERVICES, INC.



By: /s/ MARTIN H. GOLDSTEIN             BY: /s/ [Signature Illegible]
   ------------------------------          ----------------------------------

Title:  President & CFO                      Title:  EVP/General Manager
      ---------------------------             -------------------------------

                                VIROLOGIC, INC.
                        EXHIBIT A-1 TO SCHEDULE 10801-01

LMSI
TAG #             VENDOR                INVOICE #     QTY               DESCRIPTION                   SERIAL NUMBER         AMOUNT
-----   ----------------------------   ------------   ---   ------------------------------------   --------------------   ----------
        Forma Scientific, Inc.              2565370    1    Laminar Flow Workstation Model 1854                             3,698.90
        Forma Scientific, Inc.              4146051    1    Exhaust Transition                                                649.05
        Forma Scientific, Inc.              2565360    1    Bio Safety Cabinet                         16070-01482          6,864.89
        Forma Scientific, Inc.              4146050    2    Exhaust Transition                                              1,041.60
        VWR Scientific Products            53715990    1    Horizontal oven                                                 4,624.92
        VWR Scientific Products            53949340    1    Solvant Cabinet                                                   497.95
        Fisher Scientific                   2473831    1    Incubator Shaker                                               15,376.41
        Fisher Scientific                   2473831    2    Incubator Shaker
        Millipore Corporation               1656323    1    Milli Q PF 115V w/Press Regulator                               5,068.92
        Millipore Corporation               1661334    1    Wall Bracket                                                      203.37
        Bio-Rad Laboratories                 961249    1    Gene Pulser II w/Capacitance                                    4,514.64
        Wallac Inc.                           53024    1    Microplate Luminometer                                         25,487.04
        Shuchat Photography                   20215    1    3M Overhead                                                       377.12
        Perkin Elmer                         768780    1    DNA Sequencer                                96021253         112,526.63
        Perkin Elmer                         770406    2    Geneamp PCR System 9600                   N15337 & N15411      15,147.42
        Sears                          014780262067    1    Freezer                                                         2,977.71
        Sears                          014780262067    1    Freezer
        Sears                          014780262067    1    Refrigerator
        Sears                          014780262067    1    Refrigerator
        Sears                          014780262068    1    Compact Freezer                                                   292.26
        Sears                                          1    Freezer                                                           204.58
        Savant Instruments                   126962    1    Unversal Speedvac                                               6,143.47
        Business Resource                     61265    1    4 Drawer Lateral File                                             258.93
        Perkin Elmer                         774770    1    Sequence Detector 7700                        9606138          92,165.50
        Business Resource Group               60201    1    72"X30/36" Conference Table                                    19,809.44
        Business Resource Group               60201    3    48X72 Whiteboard
        Business Resource Group               60201    6    Sled Base Chairs
        Business Resource Group               60201   12    Low Back Swivel Conference Chairs
        Business Resource Group               60201    6    Patriot Lab Stools
        Business Resource Group               60201    6    Patriot Task Chairs
        Business Resource Group               60201    6    7-Function Mid-back Chairs
        Business Resource Group               60201    3    Double Pedestal Desk 36x72
        Business Resource Group               60201    1    120' Boat Shaped Table
        Business Resource Group               60201    2    2-Drawer Lateral File
        Business Resource Group               60201    1    36X72 Desk Arrowwood
        Business Resource Group               60201    1    36X72 Desk Arrowwood


                                     1 of 5

                                VIROLOGIC, INC.
                        EXHIBIT A-1 TO SCHEDULE 10801-01

LMSI
TAG #             VENDOR                INVOICE #     QTY               DESCRIPTION                   SERIAL NUMBER         AMOUNT
-----   ----------------------------   ------------   ---   ------------------------------------   --------------------   ----------
        Lancer USA Inc.                       10657    1    Washer w/Basic Basket                        6E041472          21,590.01
        Lancer USA Inc.                       10657    1    41 Jet Rack
        Lancer USA Inc.                       10657         Discount
        Forma Scientific, Inc.              2561090    1    Lab Incubator T/C CO2                       26238-0334         36,156.79
        Forma Scientific, Inc.              2561090    1    Lab Incubator T/C CO2                      38682-00570
        Forma Scientific, Inc.              2561090    1    Lab Incubator T/C CO2                      38682-00572
        Forma Scientific, Inc.              2561090    1    Lab Incubator T/C CO2                      28687-00576
        Forma Scientific, Inc.              2561090    1    Bio Safety Cabinet                         16113-01505
        Forma Scientific, Inc.              2561090    1    Bio Safety Cabinet                         16114-01509
        Forma Scientific, Inc.              2561090    1    Bio Safety Cabinet                         16114-01512
        Forma Scientific, Inc.              2561090    1    Delux CO2 Backup
        Forma Scientific, Inc.              2561090    4    Freezer Inv Basket
        Forma Scientific, Inc.              2561090   18    Inv Racks
        VWR Scientific Products            52219690    1    Transillum Dual Benchtop                                          920.13
        VWR Scientific Products            52219630    1    Ice Maker                                                       3,402.30
        VWR Scientific Products            52219760    1    MP-4 Plus Fixed STD Cooler                                      2,958.49
        VWR Scientific Products            52219760    1    Micro Cooler II
        VWR Scientific Products            52219700    1    Lenes for MP-4                                                    246.81
        VWR Scientific Products            52219680    1    Vacuum Oven                                                     2,002.63
        VWR Scientific Products            53008260    2    Storage Case w/Glazed Doors                                     2,286.48
        Beckman Instruments, Inc.        297067FT07    1    Microfuge Lite w/Carrier                                        6,263.36
        Beckman Instruments, Inc.        297067FT07    1    Microfuge Lite w/Carrier
        Beckman Instruments, Inc.        297067FT07    1    Microfuge Lite w/Carrier
        Beckman Instruments, Inc.        297067FT07    1    Microfuge Lite w/Carrier
        Beckman Instruments, Inc.        297067FT07    1    Microplus Arrier Ay
        Nortel                         412964 & 801    1    Nortel Phone System & Installation                             18,850.73
        MacWarehouse                   975967500011    1    Powermac 7200/75                                                6,156.00
        MacWarehouse                   975967500011    1    Powermac 7200/75
        MacWarehouse                   975967500011    1    Powermac 7200/75
        MacWarehouse                   975967500011    1    Powermac 7200/75
        MacWarehouse                   975967500011    1    Powermac 7200/75
        MacWarehouse                   975967500011    1    Powermac 7200/75
        CDW Computer Centers, Inc.                     1    Iomega Zip 100MB Mac/PC SCSI Dr.                               33,699.60
        CDW Computer Centers, Inc.                     1    Nec 4X Multiscan Disc Changer
        CDW Computer Centers, Inc.                     4    Apple Extended Keyboard
        CDW Computer Centers, Inc.                     1    Symantec Notron Util V3.2 Mac


                                     2 of 5

                                VIROLOGIC, INC.
                        EXHIBIT A-1 TO SCHEDULE 10801-01

LMSI
TAG #             VENDOR                INVOICE #     QTY               DESCRIPTION                   SERIAL NUMBER         AMOUNT
-----   ----------------------------   ------------   ---   ------------------------------------   --------------------   ----------
        CDW Computer Centers, Inc.                     2    USR Sportster 28.8 EXT Voice Mac
        CDW Computer Centers, Inc.                    10    Iomega Zip Mac 100MB Disk
        CDW Computer Centers, Inc.                     1    Casady Conflict Catcher III V1.0
        CDW Computer Centers, Inc.                     1    MS Office V4.21 Mac
        CDW Computer Centers, Inc.                     1    Aladdin Stuffit Deluxe V4.0
        CDW Computer Centers, Inc.                     5    MS Office V4.2 Xplatform
        CDW Computer Centers, Inc.                     9    Apple Design Keyboard II
        CDW Computer Centers, Inc.                     8    Apple 256K Cache Card 7200/7500
        CDW Computer Centers, Inc.                    12    Visiontek 16MB Apple 9500
        CDW Computer Centers, Inc.                     1    Powermac 7600/120
        CDW Computer Centers, Inc.                     1    Powermac 7600/120
        CDW Computer Centers, Inc.                     1    Powermac 7600/120
        CDW Computer Centers, Inc.                     1    Powermac 7600/120
        CDW Computer Centers, Inc.                     1    HP Laserjet 5MP 6PPM
        CDW Computer Centers, Inc.                     1    Powermac 7200/120
        CDW Computer Centers, Inc.                     1    Powermac 7200/120
        CDW Computer Centers, Inc.                     1    Apple Laserwriter 16/600 PS
        CDW Computer Centers, Inc.                     1    Sony 15" Monitor
        CDW Computer Centers, Inc.                     1    Sony 15" Monitor
        CDW Computer Centers, Inc.                     1    Sony 15" Monitor
        CDW Computer Centers, Inc.                     1    Sony 15" Monitor
        CDW Computer Centers, Inc.                     1    Sony 15" Monitor
        CDW Computer Centers, Inc.                     1    Sony 15" Monitor
        CDW Computer Centers, Inc.                     1    Sony 15" Monitor
        CDW Computer Centers, Inc.                     1    Sony 15" Monitor
        CDW Computer Centers, Inc.                     1    Sony 15" Monitor
        CDW Computer Centers, Inc.                     1    Nec Multisync 17" Monitor
        CDW Computer Centers, Inc.                     1    Nec Multisync 17" Monitor
        CDW Computer Centers, Inc.                     1    Nec Multisync 17" Monitor
        CDW Computer Centers, Inc.                     1    Nec Multisync 17" Monitor
        Beckman Instruments, Inc.        297067FT01    1    Optima XL-100K                               COX96F14          87,841.40
        Beckman Instruments, Inc.        297067FT01    1    Rotor Package                                 96U579
        Beckman Instruments, Inc.        297067FT01    1    Quickseal Tube Kit
        Beckman Instruments, Inc.        297067FT01    1    Avanti J-25I                                 JJY96F03
        Beckman Instruments, Inc.        297067FT01    1    Avanti J-25                                  JHY96F19
        Beckman Instruments, Inc.        297067FT01    1    Rotor Assembly                           96U2119 & 96U2112


                                     3 of 5

                                VIROLOGIC, INC.
                        EXHIBIT A-1 TO SCHEDULE 10801-01

LMSI
TAG #             VENDOR                INVOICE #     QTY               DESCRIPTION                   SERIAL NUMBER         AMOUNT
-----   ----------------------------   ------------   ---   ------------------------------------   --------------------   ----------
        Beckman Instruments, Inc.        297067FT01    1    JA-25.50 F/A Rotor                            96U918
        Beckman Instruments, Inc.        297067FT01    1    JA-14 Rotor Ay                               96U7048
        Beckman Instruments, Inc.        297067FT01    1    JLA-10.500 Rotor Ay                          96U1182
        Beckman Instruments, Inc.        297067FT01    1    Microfuge Lite w/Rotor                  MSB96E62 / MSB9601
        Beckman Instruments, Inc.        297067FT01    1    Microfuge Lite w/Rotor                  MSB96E64 / MSB9602
        Beckman Instruments, Inc.        297067FT01    2    GS-6 Centrifuge 120V                      GAY96D57 & 65
        Beckman Instruments, Inc.        297067FT01    2    GH.3 Rotor Ay w/Alum Buckets            96U21152 / 96U21208
        Beckman Instruments, Inc.        297067FT02    1    Tube Topper                                                     1,702.08
        Beckman Instruments, Inc.        297067FT02    2    Adapters Yellow
        Beckman Instruments, Inc.        297067FT02    2    Green Adapters
        Beckman Instruments, Inc.        297067FT02    1    PHI 32 Meter                                  S510A
        Beckman Instruments, Inc.        297067FT02    1    Electrode Comb
        Beckman Instruments, Inc.        297067FT02    1    Electrode Cable
        Beckman Instruments, Inc.        297067FT02    1    AC Adaptor
        Beckman Instruments, Inc.        297067FT04    1    DU-640 Color 120V                            4320662           13,259.19
        Beckman Instruments, Inc.        297067FT04    1    Accesory Option Board
        Beckman Instruments, Inc.        297067FT04    1    Single Cell Holder
        Beckman Instruments, Inc.        297067FT04    1    Single Cell Holder (50UL Microcell)
        Beckman Instruments, Inc.        297067FT04    1    Nucleic Acid Software
        Beckman Instruments, Inc.        297067FT04    3    Micro Cell 50 Microliter
        Beckman Instruments, Inc.        297067FT04    3    Cuvettes Rect. Quartz
        Beckman Instruments, Inc.        297067FT05    1    LS 6500 Mini-Vial, Mono 120V                 7068356           17,296.95
        VWR Scientific Products            52219770    1    Incubator Model 1925                                            4,076.70
        VWR Scientific Products            52219770    6    Vortex Mixers                                                   9,262.98
        VWR Scientific Products            52219770    6    Pipet Aid w/Dual Pump Filter
        VWR Scientific Products            52219770    6    Pipet Repeater Eppendorf
        VWR Scientific Products            52219770    6    Minicell Power Supply
        VWR Scientific Products            52219770    1    Standard Level Balance Model AG104T
        VWR Scientific Products            52219770    1    Basic Level Balance
        VWR Scientific Products            52219770    1    Water Bath Model 183T
        VWR Scientific Products            52219770    1    Water Bath Model 184T
        VWR Scientific Products            52219770    1    Orbital Bath
        Rainin Instrument Co., Inc.          606600    6    Pipetman 2- 20UL                                                4,294.04
        Rainin Instrument Co., Inc.          606600    6    Pipetman 50- 200UL
        Rainin Instrument Co., Inc.          606600    6    Pipetman 100- 1000UL
        Reliant Integration Services                   1    Mac 7600/132 16/1.2GB                                           3,648.64

                                     4 of 5

                                VIROLOGIC, INC.
                        EXHIBIT A-1 TO SCHEDULE 10801-01

LMSI
TAG #             VENDOR               INVOICE #      QTY               DESCRIPTION                   SERIAL NUMBER         AMOUNT
-----   ----------------------------  -------------   ---   ------------------------------------   --------------------   ----------
        Reliant Integration Services                   1    Mac Extended Keyboard 105
        Reliant Integration Services                   1    Sony Multiscan 15SX1 Display
        Sears                          014780262753    1    Conpact Refrigerator                                            1,338.94
        APS Technologies              072596-405-15    1    External Hard Drive MS3243,4.3GB,SR2                            1,040.76
        Marry X-Ray                          336085    1    X-Ray Camera SRX201                                            11.784.58
        Rudolph and Sletten Inc.              08271    1    Architect Fees                                                 24,327.00
        Rudolph and Sletten Inc.              08271    1    Gas Hook-up
        Rudolph and Sletten Inc.              08271    1    Relocate Wall & Paint Existing Doors
        MacWarehouse                       R3473774    1    Filemaker Pro Server 3.0                                        1,002.95
        MacWarehouse                       R3427234    1    Quarterdeck Mail SVR-5 User                                       159.00
        MacWarehouse                       R3387230    1    Retrospect Remote 3.0                                           1,978.95
        MacWarehouse                       R3387230    4    Microsoft Office 4.2
        CDW Computer Centers, Inc.                     1    Apple AW Server 8550 2GB                                        7,121.00
        CDW Computer Centers, Inc.                     6    WEA Video Ansel Adams Screen Saver                                144.00
        CDW Computer Centers, Inc.                     1    Datawatch Virex Mac V5.6                                          478.00
        CDW Computer Centers, Inc.                     1    Kensington Mouse Turbo                                             98.00
        CDW Computer Centers, Inc.                     1    Simple 16MB Apple 9500                                            210.00
        CDW Computer Centers, Inc.                     1    APS 4GB MS 3243 Mac SCSI EXT                                    1,016.64
        CDW Computer Centers, Inc.                     1    Now Bundle Up-To-Date Contact                                      67.02
        CDW Computer Centers, Inc.                     1    USR Sportster 28.8 EXT Voice Mac                                  421.14
        CDW Computer Centers, Inc.                     1    Claris Filemaker Pro V3.0
        CDW Computer Centers, Inc.                     1    Asante Friendlynet PB Adapter
        CDW Computer Centers, Inc.                     1    Now Bundle Up-To-Date Contact                                      73.13

                                                                                                            GRAND TOTAL  $645,107.77

                                     5 of 5

                     [LEASE MANAGEMENT SERVICES LETTERHEAD]


                           CERTIFICATE OF ACCEPTANCE

Attached to and made an integral part of Schedule 01 to Equipment Financing Agreement Number 10801.

TO:  LEASE MANAGEMENT SERVICES, INC.
     2500 Sand Hill Road, Suite 101
     Menlo Park, CA 94025

                             EQUIPMENT DESCRIPTION

                            SEE ATTACHED EXHIBIT "A"

We hereby acknowledge receipt, in good condition, of the Equipment described above or on the attached Exhibit "A". The Equipment has been properly installed and is operating satisfactorily. We hereby accept said Equipment as satisfactory in all respects for the purposes of the above Equipment Financing Agreement. Said Equipment has not been delivered or accepted on a trial basis, and is free and clear of all liens and encumbrances and adverse claims, with the exception of the security interest created herein.

We will make all payments to Secured Party, as called for in the Equipment Financing Agreement. We agree that any rights we may have against the supplier or vendor of said Equipment will not be asserted as an abatement, defense, counterclaim, or deduction against Secured Party.

All capitalized terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement referenced above.

         DO NOT SIGN OR DATE THIS FORM UNTIL THE EQUIPMENT IS RECEIVED,
              PROPERLY INSTALLED AND IS OPERATING SATISFACTORILY.

DEBTOR:
VIROLOGIC, INC.

By:  /s/ MARTIN H. GOLDSTEIN
   ----------------------------------

Title:    Pres & COO
      -------------------------------

Date:     10/16/96
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